TECHNOLOGY TRANSFER AGREEMENT

THIS AGREEMENT made effective as of the 10th day of March, 2014 (the “Effective Date”)

BETWEEN:

PAER TOMAS RASMUS NORLING, business person, having an address at 103 De Diego Avenue, Apartment #601, San Juan, Puerto Rico 00911-3529

(hereinafter called the “Inventor”)

OF THE FIRST PART

AND:

POLY SHIELD TECHNOLOGIES INC., a Delaware corporation having an address located at 428 Plaza Real, Suite 419, Boca Raton, FL 33432

(hereinafter called the “Company”)

WHEREAS:

A.

Inventor is the owner and developer of technologies for the abatement and reduction of emissions from internal combustion engines through the pre- treatment of input  fuels or the treatment of exhaust gases or both;

B.

The Inventor has acted as a director and officer of the Company since February 6, 2013 pursuant to the terms and conditions of an Employment Agreement with the Company dated as entered into as of December 1, 2012, and as amended by that Addendum to December 1, 2012 Employment Agreement dated effective as of December 30, 2013 (as amended, the “Employment Agreement”);

C.

Pursuant to the terms of the Employment Agreement, the Consultant was issued 154,000,000 shares of the Company’s common stock as restricted stock awards (the “Custodial Stock”), which shares are currently being held in escrow, subject to release on the terms and conditions set out in the Employment Agreement, and of which no shares of Custodial Stock have yet been released, or are eligible for release, to the Inventor;

D.

The Inventor has previously transferred and assigned to the Company all of his right, title and interest in and to US Patent Application No. 12/779,385, Publication No. 2010/0276340A1 and European Patent Application No. WO2009065095A1, Publication No. EP2222381A1;

E.

The  Inventor wishes to sell to the Company, and the Company wishes to purchase from the Inventor those additional technologies referred to in this Agreement in exchange for the Company’s agreement to release 54,000,000 shares of the Custodial Stock to the Inventor on the terms and conditions set out in this Agreement;

F.

The Inventor and the Company further wish to terminate the provisions of the Employment Agreement and the Inventor has agreed to forfeit any rights he may have to the remaining 100,000,000 shares of  Custodial Stock and to surrender those remaining 100,000,000 shares of Custodial Stock to the Company for cancellation,

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

INTERPRETATION

1.1.

Definitions. In this Agreement:

(a)

“Closing” means the closing of the purchase and sale of the Technology pursuant to Sections 2.1 and 2.2 of this Agreement;

(b)

“Closing Date” means, subject to  all of the conditions precedent to closing as set out in Sections 4.3 and 4.4 of this Agreement having been satisfied or waived, the date on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto,  unless otherwise agreed to by the parties hereto;

(c)

“Common Stock” means the common stock of the Company, par value $0.001 per share;

(d)

“Consulting Agreement” means the Management Consulting Agreement attached as Schedule C hereto;

(e)

“Custodial Stock” means the total 154,000,000 restricted and escrowed shares of Common Stock issued to the Inventor pursuant to the provisions of the Employment Agreement, and subject to release on the terms set out in the Employment Agreement;

(f)

“DSOX-15” means the pre-combustion desulfurization fuel scrubber system developed by the Inventor and currently marketed by the Company, including, without limitation, any modifications, variations or Improvements thereon;

(g)

“Escrow Agent” means the escrow agent for the Custodial Stock as designated by the Inventor and the Company pursuant to the Employment Agreement;

(h)

“Escrow Agreement” means that escrow agreement between the Inventor, the Company and the Escrow Agent pursuant to which the Custodial Stock is held by the Escrow Agent;

(i)

“Improvement” or “Improvements” means any modification or variant of the Invention, Patents, Know-How or Intellectual Property whether patentable or not, which, if manufactured, used, or sold, would fall within the scope of the Inventions or at least one claim of at least one of the Patents;

(j)

“Intellectual Property” means all patent rights, trade secret rights, process information, technical information, designs, drawings, inventions, trademarks, copyrights and all other intellectual and industrial property rights of any sort related to or associated with the Inventions;

(k)

“Inventions” means any and all technologies for the abatement and reduction of emissions and exhausts from internal combustion engines through (i) the pre-treatment of input fuels; (ii) the treatment of exhaust gases produced by such engines; or (iii) any combination of the above, developed or invented by the Inventor up to and including the date of this Agreement, including, but not limited to, the DSOX-15;

(l)

“Inventor” means Paer Tomas Rasmus Norling;

(m)

“Know-how” means all know-how, knowledge, expertise, works of authorship, prototypes, technology, information, patterns, plans, designs, research, research data, trade secrets, drawings, unpatented blue prints, flow sheets, equipment or parts lists, descriptions, instructions, manuals, data, records, procedures, materials or  tools relating to the Inventions or to the design, development, manufacture, use or commercial application of the Inventions;

(n)

“Patents” means any and all patents, patent applications, patents pending or subsequent patents filed by or issued or granted to the Inventor in the United States or any foreign jurisdiction, wherever located, and relating to the Inventions or any Improvements thereto, including, but not limited to, the patents and patent applications set out in Schedule “A” hereto;

(o)

“Released Shares” means 54,000,000 shares of Custodial Stock to be released to the Inventor as set out in Section 2.1(d);

(p)

“Rule 506” means Rule 506 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as amended;

(q)

“Securities Act” means the Securities Act of 1933, as amended;

(r)

“Surrendered Shares” means 100,000,000 shares of Custodial Stock to be forfeited and surrendered by the Inventor to the Company for cancellation as set out in Sections 3.2 and 4.2 of this Agreement;

(s)

“Technology" means any and all of the Inventions, Patents, Know-How and Intellectual Property, including, but not limited to, any and all Improvements thereto;

(t)

“Transaction Documents” means this Agreement, the Consulting Agreement, and all exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder; and

(u)

“Transfer Agent” means the transfer agent for the Common Stock.

2.

PURCHASE AND SALE OF TECHNOLOGY BY INVENTOR

2.1.

Sale of Technology. Subject to the terms and conditions of this Agreement, on the Closing Date, the Inventor hereby agrees to sell, assign and transfer to the Company all of his right, title and interest in and to the Technology including, without limitation, the following assets free and clear of all liens, charges, encumbrances and security interests whatsoever:

(a)

the Inventions;

(b)

the Patents;

(c)

the Know-how; and

(d)

the Intellectual Property.

2.2.

Consideration for Technology. In consideration for the sale, assignment and transfer to the Company of all of the Inventor’s right, title and interest in and to the Technology, on the Closing Date, the Company agrees to release, or cause to be released, to the Inventor, the Released Shares, subject only to such  reoffer, resale and transfer restrictions, and endorsed only with such restrictive legends, as shall be reasonably necessary to comply with applicable securities laws.

2.3.

Recordation of Assignment and Transfer. The Inventor agrees to assist the Company in every legal way to evidence, record and perfect the sale, transfer and assignment evidenced by this Agreement and to apply for and obtain recordation of and from time to time enforce, maintain, and defend the assigned rights.  The Inventor will cooperate with the Company to attempt to obtain provisional patents and a final grant of patents and, to the extent any such provisional patents are actually issued in the Inventor’s name or the name of any other person, the Inventor shall promptly assign and transfer, or cause to be assigned and transferred, for no cost (except the filing and recordation fees which will be borne by the Company), the same to the Company. If the Company is unable for any reason whatsoever to secure the Inventor’s signature to any document to which the Company is entitled to under this Agreement, the Inventor hereby each irrevocably designates and appoints the Company and its duly authorized officers and agents, as his agents and attorneys-in-fact with full power of substitution to act for and on his behalf and instead of the Inventor, to execute and file any such document or documents and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by each of the Inventor.

2.4.

Later Improvements. If, after the date of this Agreement, the Inventor develops or discovers, or is a co-developer or co-discoverer of any Improvement, then the Inventor shall promptly sell, assign and transfer the Improvement and all of the Inventor’s rights to such Improvement to the Company without the payment of any additional payment or consideration.

2.5.

Manufacturing and Commercial Exploitation. The Company will have full control and discretion over the manufacturing of products or the provision of services based on the Technology including the selection and specification of components and materials and the Company will have full control and discretion over the marketing and commercial exploitation of the Technology.

2.6.

Delivery of Know-how and Intellectual Property. The Inventor shall communicate to the Company all Know-how and Intellectual Property in the possession of the Inventor reasonably relevant to the patenting, design, manufacture, marketing, and use of the Inventions.  The Inventor will continue to communicate to the Company all such further Know-how and Intellectual Property as may later come into the Inventor's possession.

2.7.

Confidential Information. All Know-how, Intellectual Property and other technical information in the possession of the Inventor reasonably relevant to the patenting, design, manufacture, marketing, and use of the Inventions shall be deemed to be confidential information.  The Inventor shall not disclose or authorize the disclosure of such information to any third party, except with the prior express written consent of the Company.  The Inventor shall take reasonable precautions to prevent the unauthorised disclosure to third parties of all such confidential information.

3.

CANCELLATION OF EMPLOYMENT AGREEMENT

3.1.

Cancellation of Employment Agreement. Effective as of the Effective Date, the Inventor and the Company agree to cancel the Employment Agreement, and each of the terms and conditions set forth therein, in its and their entirety.

3.2.

Forfeiture of Rights to Custodial Stock. The Inventor hereby acknowledges and agrees that, except with respect to the Released Shares to be released to the Inventor as consideration for the Technology as set out in Section 2.2 of this Agreement, (i) the Inventor is not entitled to the release of any of the Custodial Stock as set out in the Employment Agreement, (ii) the Inventor releases the Company from any and all obligations it may have with respect to the release of the Custodial Stock, and (iii) the Inventor hereby forfeits any rights he may have to the remaining shares of Custodial Stock and surrenders the remaining shares of Custodial Stock to the Company for cancellation.

4.

CLOSING AND CONDITIONS OF CLOSING

4.1.

Closing Deliveries of Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Inventor the following:

(a)

this Agreement, duly executed by the Company;

(b)

an escrow release notice addressed to the Escrow Agent, together with such other documents as may be required by the Escrow Agent, for the release of the Released Shares to the Inventor from escrow, duly executed by the Company;

(c)

an escrow release notice addressed to the Escrow Agent, together with such other documents as may be required by the Escrow Agent, for the release to the Company of the Surrendered Shares, duly executed by the Company

(d)

the Consulting Agreement, duly executed by the Company; and

4.2.

Closing Deliveries of Inventor. On or prior to the Closing Date, the Inventor shall deliver or cause to be delivered to the Company the following:

(a)

this Agreement, duly executed by the Inventor;

(b)

the general release and waiver attached as Schedule B to this Agreement, duly executed by the Inventor;

(c)

an escrow release notice addressed to the Escrow Agent, together with such other documents as may be required by the Escrow Agent, for the release of the Released Shares to the Inventor from escrow, duly executed by the Inventor;

(d)

an escrow release notice addressed to the Escrow Agent, together with such other documents as may be required by the Escrow Agent, for the release of the Surrendered Shares to the Company from escrow, duly executed by the Inventor;

(e)

such stock powers of attorney or other documents or other transfer instruments as may be requested by the Transfer Agent to give effect to the cancellation and surrender of the Surrendered Shares, duly executed by the Inventor;

(f)

the Consulting Agreement, duly executed by the Inventor.

4.3.

Conditions Precedent in Favor of Company. The obligations of the Company hereunder in connection with the Closing are subject to the following conditions precedent being met:

(a)

the accuracy in all material respects on the Closing Date of the representations and warranties of the Inventor contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(b)

all obligations, covenants and agreements of the Inventor required to be performed at or prior to the Closing Date shall have been performed; and

(c)

the delivery by the Inventor of the items set forth in Section 4.2 of this Agreement.

4.4.

Conditions Precedent in Favor of Inventor. The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(a)

accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

(b)

all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(c)

the delivery by the Company of the items set forth in Section 4.1 of this Agreement;

5.

US SECURITIES MATTERS

5.1.

US Restricted Securities.  The Inventor acknowledges and agrees that the Released Shares will be “restricted securities” as that term is defined in Rule 144(a)(3) of the Securities Act and are being offered and sold to the Inventor in accordance with the exemption from the registration requirements of the Securities Act and applicable state securities laws provided by Rule 506 based in part on the representations and warranties of the Inventor in this Agreement.

5.2.

US Restrictions on Transfer. The Inventor agrees to reoffer, resell or transfer the Released Shares pursuant only to an effective registration under the Securities Act or to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws and that the Company may refuse to register any resale or transfer not made pursuant to an effective registration under the Securities Act and any applicable state securities laws or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws.

5.3.

U.S. Legend.  The Inventor acknowledges and agrees that all certificates representing the Released Shares will be endorsed with a restrictive legend substantially similar to the following in accordance with the Securities Act or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

5.4.

U.S. Securities Representations. The Inventor covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the offer and sale of the Released Shares to the Inventor:

(a)

An investment in the Company’s securities is highly speculative, and the Inventor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of his investment, has such knowledge and experience in financial or business matters such that he is capable of evaluating the merits and risks of the investment in the securities of the Company.

(b)

The Inventor can bear the economic risk of an investment in the securities of the Company.

(c)

The Inventor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act by virtue of his position as a director and executive officer of the Company.  As an executive officer and director of the Company, the Inventor has full access to all of the information he considers necessary or appropriate for deciding whether to purchase the Released Shares. The Inventor has had full opportunity to discuss this information with the Inventor’s legal, financial and tax advisers prior to execution of this Agreement.

(d)

The Inventor acknowledges that it has been informed that the offer and sale of the Released Shares has not been reviewed by the SEC or any other regulatory body and that the Released Shares are being offered and sold pursuant to an exemption from registration under the Securities Act and any applicable state securities laws.

6.

CANADIAN SECURITIES MATTERS

6.1.

Acknowledgement of Canadian Resale Restrictions.  The Inventor acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Released Share will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Inventor further acknowledges and agrees that the Released Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Inventor will comply with such conditions in making any trade of the Released Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Released Shares made in connection with a trade of the Released Shares in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that the Released Shares may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(a)

A four month period has passed from the later of (i) the date that the Company distributed the Released Shares, and (ii) the date the Released Shares were distributed by a control person of the Company;

(b)

If the person trading the Released Shares is a control person of the Company, such person has held the Released Shares for at least 6 months;

(c)

The number of Released Shares that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)

There has been no unusual effort made to prepare the market or create a demand for the Released Shares;

(g)

No extraordinary commission or other consideration is paid to a person for the trade;

(h)

If the person trading the Released Shares is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(i)

All certificates representing the Released Shares bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

6.2.

No Intention to Trade in Canada. As of the date hereof, the Inventor represents and warrants to the Company that it does not presently intend to trade the Released Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Inventor does intend to trade the Released Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Released Shares to the Company for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

6.3.

Compliance with Resale Restrictions. The Inventor acknowledge that it is the Inventor's obligation to ensure compliance with the resale restrictions, if any, applicable at the time the Inventor wish to sell or trade any of the Released Shares under applicable securities laws and that it is not the obligation of the Company or its legal counsel to keep the Inventor informed of the applicable resale restrictions.  The Inventor further acknowledge that the Company has advised them to consult with the Inventor' sown legal advisers before selling or trading the Released Shares to ensure compliance with all applicable laws.

7.

WARRANTIES AND REPRESENTATIONS

7.1.

Representations of Inventor. The Inventor represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such representations and warranties in entering into this Agreement and the transactions contemplated hereby:

(a)

The Inventor is of legal capacity and age, and has all necessary power and authority to enter into this Agreement and to carry out his obligations under this Agreement.

(b)

The Inventor is the sole legal and beneficial owner of the Technology free and clear of all liens, charges, encumbrances and security interests, with good and marketable title thereto;

(c)

The Inventor has the right, power and authority to sell, assign and transfer all of its right, title and interest in and to the Technology the Company;

(d)

No person has any right, agreement or option, or any right or privilege (whether legal, beneficial, court ordered, pre-emptive, contractual or otherwise) capable of becoming a right, agreement or option, for the purchase or acquisition, directly or indirectly, in or to the Technology (or any portion thereof);

(e)

The Inventor has not made, granted or entered into any assignment, encumbrance, license or other agreement affecting the Technology (or any portion thereof);

(f)

The Inventor are not aware of any violation, infringement or misappropriation of any third party's rights (or any claim thereof) by the ownership, development, manufacture, sale or use of the Technology (or any portion thereof);

(g)

The use of the Technology by  the Inventor has never given rise to any complaint alleging infringement of any patent, trademarks or other intellectual property rights of any other person;

(h)

The Inventor were not acting within the scope of employment of any third party when conceiving, creating or otherwise performing any activity with respect to the Technology (or any portion thereof);

(i)

The Inventor is not aware of any questions or challenges with respect to the patentability or validity of any claims of any existing patents or patents pending relating to the Technology (or any portion thereof);

7.2.

Representations of Company. The Company represents and warrants to the Inventor as follows, and acknowledges that the Inventor is relying upon such representations and warranties in entering into this Agreement and the transactions contemplated hereby:

(a)

The Company has been duly incorporated and organized, is validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own or lease its property and to carry on its business.

(b)

The Company has the right and authority to enter into this Agreement on the terms and conditions herein set forth; and

(c)

Upon transfer of the Technology to the Company, the Released Shares will be validly issued, fully paid for, and non-assessable shares in the Common Stock of the Company.

8.

GENERAL PROVISIONS

8.1.

Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

8.2.

Further Assurances. The parties shall execute such further documents and do such further things as may be necessary to give full effect to the provisions of this Agreement and the intent embodied herein.

8.3.

Amendments.  Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

8.4.

Survival. All covenants, agreements, representations and warranties on the part of each of the parties, notwithstanding any investigations or enquiries made by any of the parties prior to the date hereof or the waiver of any condition by any of the parties, shall survive the date hereof.

8.5.

Action on Business Day.  If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

8.6.

Severability.  If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

8.7.

Successors and Assigns.  This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

8.8.

Independent Legal Advice.  The Inventor acknowledges and agrees that O’Neill Law Corporation has acted solely for the Company in connection with the preparation, negotiation and execution of this Agreement, and that the Inventor has been advised to obtain the advice of independent legal counsel, and that the Inventor has had full opportunity to obtain the advice of such independent legal counsel, prior to entering into this Agreement.

8.9.

Governing Law.  This Agreement shall be governed by and be construed in accordance with the laws of the State of Florida and the parties hereto agree to submit to the jurisdiction of the courts of Florida with respect to any legal proceedings arising herefrom.

8.10.

Time.  Time is of the essence of this Agreement.

8.11.

Headings.  The headings are inserted solely for convenience of reference and shall not be deemed to restrict or modify the meaning of the Articles to which they pertain.

8.12.

Counterparts.  This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

/s/ Paer Tomas Rasmus Norling

PAER TOMAS RASMUS NORLING

POLY SHIELD TECHNOLOGIES INC.

By its authorized signatory:

/s/ Brad Eckenweiler

Name: Brad Eckenweiler

Title:  CEO, Director

SCHEDULE A

PATENTS AND PATENT APPLICATIONS

1.

United States Patent Application Number 14/170,429, filed on or about January 31, 2014 and directed to removing sulfur from diesel fuel, whether land based or ship based.

2.

Patent application to be filed and directed to removing sulfur from diesel that is specific to systems on a ship and including improvements to the entire combustion cycle.

SCHEDULE B

RELEASE

KNOW ALL MEN BY THESE PRESENTS that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (hereinafter referred to as the “Releasor”), for and on behalf of himself and his heirs and assigns, DOES HEREBY WAIVE, REMISE, RELEASE AND FOREVER DISCHARGE POLY SHIELD TECHNOLOGIES INC. (the “Company”) and its successors, assigns, shareholders, subsidiaries, directors, officers, employees, servants and agents, (collectively, the “Releasees”) from all agreements, contracts and instruments and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, claims, demands and obligations whatsoever, at law or in equity and whether known or unknown, suspected or unsuspected, which the Releasor has had or now has or may or shall have against the Releasees or any of them arising out of any fact, matter or thing to the date hereof, including, but not limited to, any claims that the Releasor may have arising out of that Employment Agreement between the Releasor and the Company dated as of December 1, 2012 and as amended by that Addendum to December 1, 2012 Employment Agreement dated effective as of December 30, 2013 (as amended, the “Employment Agreement”), including, but not limited to, any and all claims for management fees, salary, wages, bonuses, termination pay, severance pay, allowances, expenses, vacation pay, insurance or any other benefits, and further including any claims that the Releasor may have to the Custodial Stock (as that term is defined in the Employment Agreement) or any part thereof, except as may be specifically set out in that Technology Transfer Agreement  (the “Technology Transfer Agreement”)  or that Management Consulting Agreement (the “Management Consulting Agreement”) each between the Company and the Releasor and made effective as of the same date as this Release.  Notwithstanding the forgoing, the Releasor does not waive or release any claims with respect to or arising out of that Technology Transfer or the Management Consulting Agreement.

AND THE RELEASOR DOES HEREBY DECLARE that in making this Release and agreement it is understood and agreed that he relies wholly on his own judgment, belief and knowledge of the nature of this contract and has not been influenced to any extent whatsoever in making this Release by any representations or statements regarding the rights of the parties hereto made by the Releasees or any person or persons representing them.

IT IS FURTHER UNDERSTOOD AND AGREED that this settlement is a compromise of disputed claims and that payment is not to be construed as an admission of liability on the part of the Releasees.

IT IS FURTHER UNDERSTOOD AND AGREED that for the consideration expressed herein the Releasor agrees not to make any claim or take any proceedings against any other person, firm or corporation who might claim contribution or indemnity from the Releasees or any of them.

IT IS FURTHER UNDERSTOOD AND AGREED that this Release has been prepared by O’Neill Law Corporation acting on behalf of the Company only, and that the Releasor has been advised to obtain, and has had full opportunity to obtain, independent legal advice with respect to the subject matter hereof.

IT IS FURTHER UNDERSTOOD AND AGREED that the failure of any of the Releasees to insist upon strict compliance with the provisions of this Release shall not be deemed a waiver of such provision or any other provision hereof.  If any provision of this Release is determined to be so broad as to be unenforceable, and in the event that any provision is determined to be entirely unenforceable, such provision shall be deemed severable such that all other provisions of this Release shall remain valid and binding upon the Releasor and the Releasees.

AND IT IS UNDERSTOOD AND AGREED that the terms of this release are contractual and not mere recitals.

IN WITNESS WHEREOF this Release has been signed, sealed and delivered by the Releasor this 10th day of March, 2014.

______________________________

PAER TOMAS RASMUS NORLING

SCHEDULE C

MANAGEMENT CONSULTING AGREEMENT

THIS AGREEMENT dated effective as of the 10th day of March, 2014.

BETWEEN:

PAER TOMAS RASMUS NORLING, business person, having an address located at having an address at 103 De Diego Avenue, Gallery Plaza North, Apartment #601, San Juan, Puerto Rico 00911-3529

(hereinafter called the ”Consultant”)

OF THE FIRST PART

AND:

POLY SHIELD TECHNOLOGIES INC., a company incorporated under the laws of the State of Delaware, having an address located at 428 Plaza Real, Suite 419, Boca Raton, FL  33432

(hereinafter called the “Company”)

OF THE SECOND PART

WHEREAS:

A.

The Consultant has acted as a director and officer of the Company since February 6, 2013 pursuant to the terms and conditions of an Employment Agreement with the Company dated as entered into as of December 1, 2012, and as amended by that Addendum to December 1, 2012 Employment Agreement dated effective as of December 30, 2013 (as amended, the “Employment Agreement”);

B.

Pursuant to the terms of that Technology Transfer Agreement between the Consultant and the Company dated as of the Effective Date, the Inventor and the Company have agreed to cancel the Employment Agreement, and each of the terms and conditions therein, in its and their entirety; and

C.

The Company wishes to engage the Consultant as an independent consultant to provide the services to the Company as, and subject to the terms and conditions, set forth in this Agreement,

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.

CONSULTING SERVICES

1.1

The Company hereby engages the Consultant to provide the Consulting Services to the Company in accordance with the terms and conditions of this Agreement and the Consultant hereby accepts such engagement.

1.2

The Consultant agrees to act as the Chief Technical Officer of the Company, reporting directly to the Company’s Chief Executive Officer and the Company’s board of directors (the “Board”), and to perform the following services and undertake the following responsibilities and duties to the Company as consulting services, subject to the supervision and control of the Board (the "Consulting Services"):

(a)

Establishing the Company’s technical vision and leading all aspects of technology development in accordance with the Company’s strategic direction and grown objectives;

Schedule C to

Technology Transfer Agreement

(b)

Overseeing all aspects of research and development, technology development, and securing proprietary intellectual property rights, including patents and trade secrets;

(c)

Lead the Company’s strategy for technology platforms, partnerships and external relationships as well as building and managing the Company’s technology teams;

(d)

Establishing technical standards and ensuring adherence to those standards;

(e)

Leading the Company in anticipating and reacting to major technology changes and developing technology contingency plans;

(f)

Supervising the development of technology products and systems and facilitating their entry to market;

(g)

Working with the Company’s executive team to assess and recommend technologies to customers and potential customers of the Company and assisting the Company’s marketing efforts as needed; and

(d)

performing such other duties and observing such instructions as may be reasonably assigned from time to time by or on behalf of the Board in the Consultant’s capacity as Chief Technical Officer provided such duties are within the scope of the Company’s business and implementation of the Company’s business plan.

1.3

The Consultant shall devote such attention and energies to the business affairs of the Company as may be reasonably necessary for the discharge of his duties as Chief Technical Officer, provided that, subject to the terms and conditions set out in this Agreement, the Consultant may engage in reasonable investment, business and other activities that do not interfere with the Consultant's obligations hereunder.

1.4

The Consultant will at all times be an independent contractor and the Consultant will not be deemed to be an employee of the Company.  The Consultant shall be responsible for all taxes or deductions as required to by remitted in the Consultant’s country of domicile.

2.

CONSULTING FEE, WARRANTS AND REIMBURSEMENT OF EXPENSES

2.1

During the Term, the Company shall pay the Consultant a consulting fee in consideration of the provision of the Consulting Services equal to $22,500 US per month (the "Consulting Fee").

2.2

In addition to the Consulting Fee, the Company shall, forthwith upon execution of this Agreement, issue to the Consultant non-transferrable share purchase warrants (the “Warrants”) to purchase an aggregate of 10,000,000 shares of the Company’s common stock, par value $0.001 per share, (the “Common Stock”), at an exercise price of $1.00 per share, beginning on the date of this Agreement, and expiring on the third (3rd) anniversary of the date of this Agreement, which Warrants shall be issued in substantially the form, and on substantially the same terms and conditions, as set out in Exhibit A hereto.

2.3

In addition to paying the Consulting Fee and issuing the Warrants, upon the submission of proper vouchers and other authorizations in accordance with the Company’s expense and reimbursement policies and procedures as may exist from time to time, the Company will reimburse the Consultant for all normal and reasonable travel and other specific expenses incurred by the Consultant during the Term and in connection with the performance by the Consultant of the Consulting Services.

3.

TERM OF SERVICES

3.1

The Consultant shall provide the Consulting Services to the Company for a term beginning on the date of this Agreement and continuing until the close of business on the third (3rd) anniversary of the date of this Agreement (the “Termination Date”), unless this Agreement is terminated earlier or extended in accordance with the terms and conditions set forth in this Agreement (the “Term”)

Schedule C to

Technology Transfer Agreement

3.2

The Company may terminate this Agreement prior to the Termination Date:  (i) at any time on sixty days’ prior written notice; or (ii) without prior notice upon the occurrence of any of the following events (each an “Event of Default”):

(a)

the Consultant’s commission of an act of fraud, theft or embezzlement or other similar willful misconduct;

(b)

the neglect or breach by the Consultant of his material obligations or agreements under this Agreement; or

(c)

the Consultant’s refusal to follow the lawful directives of the Board,

provided that written notice of the Event of Default has been delivered to the Consultant, and further provided the Consultant has failed to remedy such Event of Default within ten (10) days of the date such written notice was delivered to the Consultant.

3.3

   The Consultant may terminate this Agreement at any time prior to the Termination Date upon sixty days’ prior written notice.

3.4

On termination of this Agreement for any reason, all rights and obligations of each party that are expressly stated to survive termination or continue after termination will survive termination and continue in full force and effect as contemplated in this Agreement.

4.

PROPRIETARY INFORMATION AND DEVELOPMENTS

4.1

Confidential Information. The Consultant acknowledges and agrees that, during the course of providing the Consulting Services to the Company, he will have access to secret and confidential information relating to the Company (the “Confidential Information”) and that the following restrictive covenants are necessary to protect the interests and continued success of Company.  Except in the course of the performance of the duties of the Consultant hereunder during the Term in good faith for the sole and exclusive benefit of the Company and in accordance with such confidentiality practices as may be established from time to time by the Company, and except where required by law, the Consultant shall not disclose any Confidential Information to any person or entity at any time during or after the expiration or earlier termination of this Agreement.  As used in this Agreement, Confidential Information includes, without limitation, all information of a technical or commercial nature (such as information consisting of research and development, patents, trademarks and copyrights and applications thereto, formulas, codes, computer programs, software, methodologies, processes, innovations, software tools, know-how, knowledge, designs, drawings specifications, concepts, data, reports, techniques, documentation, pricing, marketing plans, customer and prospect lists, trade secrets, financial information, salaries, business affairs, suppliers, profits, markets, sales strategies, forecasts and personnel information), whether written or oral, relating to the Company or the business and affairs of the Company, its customers and/or other business associates.  The term "Confidential Information" shall not include information that (i) has been made available to the public generally through no fault of or no breach of any duty or obligation owed by the Consultant;  (ii) that the Company regularly gives to third parties without restriction on use or disclosure; (iii) that is shown by documentary evidence to have been independently developed by the Consultant after the date the Consultant ceases to act for the Company in any capacity, without access to or utilizing any relevant Confidential Information; or (iv) that has been received lawfully and in good faith after the date the Consultant ceases to act for the Company in any capacity from a third party who did not derive it from the Company.  If the Consultant is required by law, including, without limitation, by subpoena or civil discovery request, to disclose any Confidential Information, the Consultant shall immediately notify the Company in writing of the particulars of such requested disclosure and shall reasonably cooperate with the Company in seeking a protective order prohibiting or limiting such disclosure to the extent permitted by law.  In any event, the Consultant shall limit its disclosure of Confidential Information to that portion of such Confidential Information that it is legally required to disclose.

Schedule C to

Technology Transfer Agreement

4.2

Creations. The Consultant acknowledges and agrees that all patents, copyrights, trademarks, service marks, trade secrets, inventions, discoveries, creations, devices, designs, specifications, processes, techniques, methods, procedures, analysis, know-how and other proprietary rights (including computer programs, source codes, object codes, technical documentation, forms, protocols, manuals, evaluation tools and methodologies), and any and all modifications, improvements and enhancements thereof, that are conceived, developed, made or reduced to practice by or under the direction of the Consultant (either alone or jointly with others), including, without limitation, all patentable works created by or under the direction of the Consultant and all copyrightable works created by or under the direction of the Consultant as “works made for hire” under applicable law, directly or indirectly arising from, related to or in connection with the properties, business, operations, opportunities or prospects of the Company (or any of its affiliates), or that are paid for by, or created at the direction of, the Company (or any of its affiliates), at any time during the period beginning on the date of this Agreement and ending on the date that Consultant ceases to act as a consultant (or any similar capacity) of the Company (or any of its affiliates) or the third anniversary of this Agreement, whichever is longer (the “Exclusive Period”) (collectively, “Creations”), shall be and remain the sole and exclusive property of the Company (or such affiliates).  In the event that any Creations are not “works made for hire” under applicable law, the Consultant shall, and hereby does, irrevocably and unconditionally assign and transfer all rights, title and interests in and to such Creations to the Company (or such affiliate), to the maximum extent permitted by applicable law, without further compensation and without warranty of the Consultant other than as to a warranty of no prior assignment of such rights, title and interests.  The Consultant further agrees (i) to disclose promptly to the Company all Creations that are conceived, developed, made or reduced to practice by or at the direction of the Consultant (either alone or jointly with others), (ii) to assign all rights, title and interests in such Creations to the Company (or its affiliate), to the maximum extent permitted by applicable law, without further compensation and without warranty of the Consultant other than as to a warranty of no prior assignment of such rights, title and interests, and (iii) to execute and deliver any and all applications, assignments or other instruments that the Company (or its affiliate) may deem necessary or desirable in order to permit the Company (or such affiliate), at its sole cost and expense, to perfect the assignment and transfer all rights, title and interests in and to such Creations to the Company (or such affiliate), and to apply for, prosecute, obtain and protect any and all patents, copyrights, trademarks, service marks, trade secrets or other proprietary rights in and to such Creations in the United States and foreign countries.

4.3

Unrelated Creations.  Subject to Sections 4.4 and 4.5, Unrelated Creations shall not be deemed to be the property of the Company (or any its affiliates), and the Consultant shall have no obligations to the Company with respect to such Unrelated Creations.  “Unrelated Creations” means any patents, copyrights, trademarks, service marks, trade secrets, inventions, discoveries, creations, devices, designs, specifications, processes, techniques, methods, procedures, analysis, know-how or other proprietary rights conceived, developed, made or reduced to practice by or under the direction of the Consultant (either alone or jointly with others) (i) at any time during the Exclusive Period that are not directly or indirectly arising from, related or connection with the properties, business, operations, opportunities or prospects of the Company (or any of its affiliates), and/or that have not been paid for by, or created at the direction of, the Company (or any of its affiliates), or (ii) at any time after the expiration of the Exclusive Period, subject to Sections 4.4 and 4.5.

4.4

Non-Competition.  The Consultant agrees that during the period beginning on the date of this Agreement and ending on the date that is the fifth (5th) year anniversary of the date that the Consultant ceases to act for the Company in any capacity whatsoever (the “Restricted Period”), the Consultant will not, directly or indirectly, whether or not for compensation, be engaged in or have any financial interest in any business, wherever located, competing with or which may compete with the Company in any business that the Company is engaged in, or that the Consultant knows or reasonably should know, that the Company intends to engage in in each case during the Restricted Period (the “Company Business”).  For purposes of this Agreement, the Consultant will be deemed to be "engaged in or to have a financial interest in" a business if the Consultant is an owner, shareholder, employee, officer, director, partner, agent, consultant, service provider, representative, salesperson, advisor, investor, principal, joint venturer or member of or to any Person (defined below), which is engaged in such a business, or if the Consultant directly or indirectly receives remuneration from or performs services for such a Person, or if a member of such Consultant's Immediate Family (defined below) beneficially owns an equity interest, or interest

Schedule C to

Technology Transfer Agreement

convertible into equity, in any such entity; provided, however, that the foregoing will not prohibit the Consultant from owning, for the purpose of passive investment, less than 5% of any class of securities of a publicly held corporation actively traded on a national securities exchange, the U.S. over-the-counter securities markets or any foreign securities exchange or market.  “Person” means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity.  “Immediate Family” means an individual’s spouse or children.

4.5

Non-Solicitation / Non-Interference.  During the Restricted Period the Consultant shall not, directly or indirectly, acting as an employee, owner, shareholder, partner, member, joint venturer, contractor, advisor, representative, officer, director, agent, salesperson, consultant, service provider, advisor, investor or principal of any Person:

(a)

solicit, advise, provide or sell, directly or indirectly, any services or products of the same or similar nature to services or products of the Company to any client or prospective client of the Company in the Company Business.  For purposes of this Agreement the term “prospective client” shall mean any Person or group of associated Persons whose business the Company has solicited at any time from the date of this Agreement to the date that the Consultant ceases to act for the Company in any capacity whatsoever (the “Service Period”);

(b)

solicit, request or otherwise attempt to induce or influence, directly or indirectly, any present client, distributor or supplier, or prospective client, distributor or supplier, of the Company, or other Persons sharing a business relationship with the Company, to cancel, limit or postpone their business with the Company, or otherwise take action which might be to the disadvantage of the Company; or

(c)

hire or solicit for employment, directly or indirectly, or induce or actively attempt to influence, any employee, officer, director, agent, contractor or other business associate of (i) the Company or (ii) of any other Person, if such Person's primary responsibilities were related to the Company during the Service Period to terminate his or, her employment or discontinue such person's consultant, contractor or other business association with the Company or the Company’s  affiliates.

4.6

Scope of Restrictive Covenants.  In the event that any of the provisions of this Article 4 should ever be adjudicated to exceed the time, geographic, product or service and/or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or service and/or other limitations permitted by applicable law.  If the covenants of this Article 4 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Company’s right to enforce such covenants in any other jurisdiction.

4.7

Injunctive Relief.  The Consultant acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Article 4, the Company may suffer irreparable harm and money damages alone would not afford the Company an adequate remedy and, therefore, the Company shall be entitled to obtain immediate injunctive relief, including, without limitation, a temporary restraining order and a preliminary and permanent injunction, in any court of competent jurisdiction (without being obligated to post a bond or other collateral) restraining the Consultant from such breach or threatened breach of the restrictive covenants contained in this Article 4.  Nothing in this Section shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including, without limitation, the recovery of monetary damages from the Consultant.

5.

PARTIES BENEFITED; ASSIGNMENTS

5.1

This Agreement shall be binding upon, and inure to the benefit of, the Consultant, his heirs and his personal representative or representatives, and upon the Company and its successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Consultant.

Schedule C to

Technology Transfer Agreement

6.

NOTICES

6.1

Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, or by overnight courier, addressed to the Board and the Company at its then principal office, or to the Consultant at the address set forth in the preamble, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice given to the other parties in compliance with this Section 6.  Notices shall be deemed given when delivered.

7.

GOVERNING LAW

7.1

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and each party hereto adjourns to the jurisdiction of the courts of the State of Delaware.

8.

REPRESENTATIONS AND WARRANTIES

8.1

The Consultant represents and warrants to the Company that (a) the Consultant is under no contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of his duties hereunder or other rights of Company hereunder, and (b) the Consultant is under no physical or mental disability that would hinder the performance of his duties under this Agreement.

9.

MISCELLANEOUS

9.1

This Agreement contains the entire agreement of the parties relating to the subject matter hereof.

9.2

This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof.

9.3

No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto.

9.4

A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition.

9.5

This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law.

9.6

The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

9.7

The Consultant acknowledges and agrees that O'Neill Law Corporation has acted solely as legal counsel for the Company and that the Consultant has been advised to obtain independent legal advice prior to execution of this Agreement.

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Schedule C to

Technology Transfer Agreement

9.8

This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

________________________________

PAER TOMAS RASMUS NORLING

POLY SHIELD TECHNOLOGIES INC.

by its authorized signatory:

________________________________

Brad Eckenweiler, Chief Executive Officer

Schedule C to

Technology Transfer Agreement

Exhibit A

FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

POLY SHIELD TECHNOLOGIES INC.

A DELAWARE CORPORATION

NON-TRANSFERRABLE COMMON STOCK PURCHASE

WARRANT CERTIFICATE NUMBER

1.

Issuance

THIS IS TO CERTIFY THAT, for value received, PAER THOMAS RASMUS NORLING of 103 De Diego Avenue, Gallery Plaza North, Apartment #601, San Juan, Puerto Rico 00911-3529  (the “Holder”), shall have the right to purchase from POLY SHIELD TECHNOLOGIES INC., a Delaware  corporation (the “Company”), TEN MILLION (10,000,000) fully paid and non-assessable shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at any time until 5:00 P.M., Pacific time, on the [Insert Expiration Day]  day of [Insert Expiration Month], [Insert Expiration Year], subject to earlier termination as set forth herein (the “Expiration Date”) at an exercise price of $1.00 per share (the "Exercise Price"), subject to further adjustments as set forth herein.  The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the “Warrant Shares.”

2.

Terms Subject to Consulting Agreement

This Warrant is subject to the terms and conditions set out in that Management Consulting Agreement between the Company and Paer Tomas Rasmus Norling (the “Consultant”) entered into as of the 10th day of March, 2014, as may be amended from time to time by the parties thereto (the “Consulting Agreement”), which terms and conditions are incorporated by reference herein.

The Holder’s right to exercise this Warrant shall terminate on the earliest of the following dates:

(a)

The Expiration Date;

(b)

Subject to subsections (c) below, the date which is ninety (90) days from the date on which the Consultant ceases to act as a consultant of the Company or any subsidiary of the Company; and

(c)

In the event of the termination of the Consultant as a consultant of the Company or any subsidiary of the Company as a result of an Event of Default (as that term is defined in the Consulting Agreement), the date which is thirty (30) days from the date on which the Consultant ceases to act as a consultant of the Company or any subsidiary of the Company;

20

Schedule C to

Technology Transfer Agreement

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

Notwithstanding the foregoing, the Consultant will be deemed not to have ceased to act as a consultant of the Company or any subsidiary of the Company (the “Original Position”) if the Consultant continues to act as an employee, officer, director or consultant of the Company or a subsidiary of the Company in some other capacity immediately upon ceasing to act in the Original Position.

3.

Warrant Non-Transferrable

This Warrant shall be not be transferrable except with the prior written consent of the Company (which consent may be withheld or delayed for any or no reason as determined by the Company in its sole and absolute discretion).

4.

Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 Warrant Shares at the Exercise Price per Warrant Share payable hereunder, payable in cash or by certified or official bank check.  Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Warrant Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  No fractional shares shall be issued in connection with any exercise of this Warrant.  In lieu of the issuance of any fractional share, the Company shall round up or down the fractional amount to the nearest whole number.  In the event that the Warrant Shares exercised shall be less than the total number of Warrant Shares issuable as set forth above, the Company will issue a replacement Warrant Certificate to the Holder for the balance of the Warrant Shares so issuable.

5.

Cashless Exercise Right

The Holder of this Warrant may elect to exercise this Warrant by means of a “cashless exercise” (the “Cashless Exercise Right”) in which the Holder shall, upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, be entitled to receive that number of Warrant Shares as is equal to the number obtained by the following formula:

(A-B)C

A

Where:

A =

If the Common Stock is listed or quoted on a national securities exchange, the OTC Bulletin Board or the OTCQB or OTCQX market tiers of the inter-dealer quotation system maintained by OTC Markets Group Inc. (or any successors to the forgoing), the volume weighted average price of the Common Stock for the trading day immediately preceding the date of exercise;  if the Common Stock is not so listed or quoted, but the Common Stock is quoted on the OTC Pink market tier of the electronic inter-dealer quotation system maintained by OTC Markets Group Inc. (or any successor to the forgoing), the closing bid price per share for the Common Stock for the  trading day immediately preceding the date of exercise; and if the Common Stock is not so listed, quoted or reported, the fair market value per share of the Common Stock on the date of exercise, as determined by an independent appraiser selected in good faith by the Lender and reasonably acceptable to the Company (the fees and expenses of which shall be paid by the Company).

B = the Exercise Price.

C =

the number of Warrant Shares that the Holder would otherwise be entitled to upon exercise of the Warrants had it had it elected to pay the Exercise Price in cash.

21

Schedule C to

Technology Transfer Agreement

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

Notwithstanding the forgoing, the Holder’s right to exercise the Cashless Exercise Right shall be limited such that the total number of shares issuable upon the exercise of any or all Warrants issued pursuant to the Consulting Agreement by way of the Cashless Exercise Rights shall be 5,000,000 Warrant Shares, whether or not such Cashless Exercise Rights were exercised by the Holder or by another holder of Warrants issued pursuant to the Consulting Agreement.  By way of example, if holders of Warrants issued pursuant to the Consulting Agreement other than the Holder exercise the Cashless Exercise Rights attached to such Warrants for an aggregate total of 5,000,000 shares of Common Stock, the Holder shall not be entitled to exercise the Cashless Exercise Rights in respect of this Warrant.

6.

Adjustment to Exercise Price for Stock Dividends, Stock Splits, Reclassifications, Mergers, Etc.

The Exercise Price and the number of  Warrant Shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the following manner:

(1)

If the Company (i) subdivides its then outstanding shares of Common Stock into a larger number of shares by way of any stock split, stock dividend, recapitalization or similar transaction, (ii) combines its then outstanding shares of Common Stock into a smaller number of shares of Common Stock by way of combination, reverse stock split, share consolidation or similar transaction, or (iii) pays or issues a stock dividend on its then outstanding shares of Common Stock or otherwise makes a distribution of its Common Stock that is payable or issuable in shares of Common Stock, the Exercise Price shall be adjusted to an amount equal to the product of the Exercise Price in effect immediately prior to such transaction, multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such transaction, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such transaction;

(2)

If the Company reclassifies its Common Stock (other than a change in par value or a subdivision or combination as provided for in Paragraph 6(1) above), or the Company enters into any reorganization, consolidation or merger of the Company with or into another corporation or entity (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of any class of common capital stock of the Company), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Warrants will be assumed by the surviving or transferee entity and the holder of the Warrants shall have the right thereafter to receive upon the exercise thereof, the kind and amount of shares of stock or other securities or property, and in such proportion as adjusted, which the Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, the Holder had held the number of shares of common capital stock of the Company that were then purchasable upon the exercise of the Warrants. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holder of the Warrants such that the provisions of this Warrant (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Warrants; and

(3)

The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

22

Schedule C to

Technology Transfer Agreement

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

7.

Reservation of Shares

The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance of the Warrant Shares upon exercise of this Warrant.

8.

Mutilation or Loss of Warrant

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

9.

Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

10.

US Securities Matters

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares.  Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant and the Warrant Shares constitute “restricted securities” as defined in Rule 144.  By acceptance of this certificate, the Holder acknowledges and agrees that:

(1)

The Holder is acquiring this Warrant and the Warrant Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(2)

The Holder does not intend any sale of this Warrant or the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(3)

The Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of this Warrant or the Warrant Shares;

(4)

The Holder is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of this Warrant or the Warrant Shares;

(5)

This Warrant and the Warrant Shares were offered to the Holder in direct communication between the Holder and the Company and not through any advertisement of any kind; and

(6)

The Holder has the financial means to bear the economic risk of the investment which it hereby agrees to make.

23

Schedule C to

Technology Transfer Agreement

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

All certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Company may refuse to register any sale or transfer not in compliance with such other securities legislation.

THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

11.

Canadian Securities Matters

By acceptance of this certificate, the Holder acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Holder further acknowledges and agrees that the Warrants and the Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Holder will, and will cause its Affiliates to, comply with such conditions in making any trade of the Warrants or Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrants or Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(a)

A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(b)

If the person trading the Securities is a control person of the Company, such person has held the securities for at least 6 months;

(c)

The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)

There has been no unusual effort made to prepare the market or create a demand for the securities;

(i)

No extraordinary commission or other consideration is paid to a person for the trade;

24

Schedule C to

Technology Transfer Agreement

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

(g)

If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(h)

All certificates representing the securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

By acceptance of this certificate, the Holder represents and warrants to the Company that it is a resident of the jurisdiction set forth in the Holder’s address above, that it does not presently intend to trade the Warrants or the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Holder does intend to trade the Warrants or Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

12.

Payment of Taxes

The Company shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

13.

Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY:

POLY SHIELD TECHNOLOGIES INC.

Attention: Chief Financial Officer

428 Plaza Real, Suite 419

Boca Raton, Florida 33432

Tel: 800-648-4287

With a copy to:

POLY SHIELD TECHNOLOGIES INC.

Attention: Chief Financial Officer

c/o 789 West Pender Street, Suite 810

Vancouver, British Columbia

Canada  V6C 1H2

HOLDER:

At the address set forth above.

14.

Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts to be made and performed entirely within the State of Florida.

25

Schedule C to

Technology Transfer Agreement

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officer.

POLY SHIELD TECHNOLOGIES INC.

by its authorized signatory:

By: ______________________________

Name: ___________________________

Title: ____________________________

Schedule C to

Technology Transfer Agreement

NOTICE OF EXERCISE FORM

TO:

POLY SHIELD TECHNOLOGIES INC.

A Delaware corporation (the “Company”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for

_________________________________________

(Insert No. of Shares)

shares (the “Warrant Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of POLY SHIELD TECHNOLOGIES INC. referred to in the Non-Transferrable Common Stock Purchase Warrant Certificate  surrendered herewith according to the terms and conditions thereof and (check one):

[   ]

herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Warrant Shares in accordance with the Warrant; or

[   ]

hereby notifies the Corporation that it is exercising the cashless exercise rights provided in the Warrant. (NOTE:  On exercise of the cashless exercise rights set out in the Warrant, the Subscriber shall not be entitled to that number of Warrant Shares set out above, but shall instead be entitled to that number of Warrant Shares resulting from the formula set out in Section 5 of the Warrant Certificate, with “C” being the number of Warrant Shares set out above.)

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)
ADDRESS:

The Subscriber represents and warrants to the Company that:

(a)

The Subscriber is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933 (the “Securities Act”)

(b)

The Subscriber has not offered or sold the Warrant Shares within the meaning of the Securities Act;

(c)

The Subscriber is acquiring the Warrant Shares for its own account for investment purposes, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(d)

The Subscriber does not intend any sale of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(e)

The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Warrant Shares;

(f)

The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Warrant Shares;

(g)

The Warrant Shares were offered to the Subscriber in direct communication between the Subscriber and the Company and not through any advertisement of any kind;

(h)

The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(i)

This subscription form will also confirm the Subscriber’s agreement as follows:

Schedule C to

Technology Transfer Agreement

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

(i)

the Warrant Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Warrant Shares may not be resold, transferred or hypothecated except pursuant to an effective registration statement under the Securities Act and any applicable state “Blue Sky” laws, or an opinion of counsel satisfactory to the Company to the effect that such registration is not necessary.  The Company will refuse to register any sale or transfer of the Warrant Shares not made in compliance with the Securities Act or any other applicable securities laws.

(ii)

Only the Company can take action to register the Warrant Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law.

(iii)

The certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(j)

The Subscriber acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument MI 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators (“MI 51-105”), and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that the  Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Subscriber comply with such conditions in making any trade of the Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

(k)

The Subscriber represents and warrants to the Company that it is a resident of the jurisdiction set forth in the address provided below, that it does not presently intend to trade the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Subscriber does intend to trade the Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

Please deliver a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this            day of                                                            ,          .

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber: